Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of February 27, 2024, by and among Crinetics Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and the purchasers set forth on Schedule 1 hereto (each, a “Purchaser”, and collectively, the “Purchasers”), and shall become effective as of the Closing (as defined in the Purchase Agreement, defined below). Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement.

RECITALS

A. In connection with the Securities Purchase Agreement, by and among the Company and the Purchasers, dated as of February 27, 2024 (the “Purchase Agreement”), the Company has agreed, upon the terms and conditions stated in the Purchase Agreement, to issue and sell to each Purchaser shares (the “Shares”) of the Company’s common stock, par value $0.001 (the “Common Stock”); and

B. To induce the Purchasers to execute and deliver the Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended (the “Securities Act”), and applicable state securities laws.

AGREEMENT

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I

DEFINITIONS

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, “control,” when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of “affiliated,” “controlling” and “controlled” have meanings correlative to the foregoing.

“Business Day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the state of New York generally are authorized or required by law or other government actions to close.

“Commission” means the Securities and Exchange Commission.

“Effectiveness Date” means, (a) with respect to the initial Registration Statement required hereunder (i) the Filing Date, if such Registration Statement is automatically effective upon filing with the Commission or (ii) the earlier of the 60th day after the Closing Date (or the 90th day after the Closing Date if the Commission reviews such Registration Statement) and five (5) Business Days after the Commission informs the Company that no review of such Registration Statement will be made or that the Commission has no further comments on such Registration Statement, and (b) with respect to any additional Registration Statements which may be required pursuant to Section 2.1(d), the earlier of the 30th calendar day following the Filing Date (or 60th day if the Commission reviews such additional Registration Statement) and five (5) Business Days after the Commission informs the Company that no review of such additional Registration Statement will be made or that the Commission has no further comments on such additional Registration Statement.

“Filing Date” means, with respect to the initial Registration Statement required hereunder, forty (40) days after the Closing Date, and, with respect to any additional Registration Statements which may be required pursuant to Section 2.1(d), the earliest practical date on which the Company is permitted by SEC Guidance to file such additional Registration Statement related to the Registrable Securities.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Person” means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means any prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to any such Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

“Registrable Securities” means, as of any date of determination, (a) all Shares and (b) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the Shares; provided, however, that such securities shall no longer be deemed Registrable Securities for so long as (i) a Registration Statement with respect to the sale of such Registrable Securities is effective (or declared effective by the Commission) under the Securities Act and such Registrable Securities have been disposed of by the Holder in accordance with such effective Registration Statement, (ii) such Registrable Securities have been previously sold in accordance with Rule 144, or (iii) such securities become eligible for resale without volume or manner-of-sale restrictions and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144 (assuming that such securities and any securities issuable upon conversion or exchange of which, or as a dividend upon which, such securities were issued or are issuable, were at no time held by any Affiliate of the Company,), as reasonably determined by the Company, upon the advice of counsel to the Company, provided that the Company complies with all of its obligations under Section 4.1 of the Purchase Agreement in respect of such Registrable Securities.

“Registration Statement” means the registration statements and any additional registration statements contemplated by Article II, including (in each case) the related Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such registration statement.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Guidance” means (i) any publicly-available written or oral guidance of the Commission staff, or any comments, requirements or requests of the Commission staff and (ii) the Securities Act.

“Selling Securityholder Questionnaire” means a questionnaire in the form attached as Exhibit A hereto, or such other form of questionnaire or information provided to the Company in connection with the preparation of the Registration Statement hereunder.

“Transaction Documents” means this Agreement, the Purchase Agreement, and the schedules and exhibits attached hereto and thereto.

ARTICLE II

REGISTRATION PROCEDURES

2.1 Registration Procedures. In connection with the Company’s registration obligations hereunder, the Company shall:

(a) Prepare and file with the Commission on or prior to the Filing Date, a Registration Statement covering the resale of all of the Registrable Securities on a continuous basis in accordance with Rule 415 under the Securities Act, and use its reasonable efforts to cause a Registration Statement filed under this Agreement (including, without limitation, under Section 2.1(d)), if not effective automatically upon filing, to become effective under the Securities Act as promptly as reasonably possible after the filing thereof, and shall use its reasonable efforts to keep such Registration Statement continuously effective under the Securities Act until the earliest to occur of (i) the date that all Registrable Securities covered by such Registration Statement (x) have been sold, thereunder or pursuant to Rule 144, or (y) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144 (the “Effectiveness Period”). The Company shall notify the Holders of the effectiveness of the Registration Statement on the same Trading Day as such effectiveness occurs. If the Registration Statement is not on Form S-3ASR, by 9:30 a.m. New York time on the Trading Day following the date the Registration Statement is effective, the Company shall file with the Commission in accordance with Rule 424 under the Securities Act the final prospectus to be used in connection with sales pursuant to the Registration Statement. The Registration Statement shall be on Form S-3ASR (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3ASR, then a Form S-3 or on another appropriate form in accordance with the Securities Act and the rules promulgated thereunder) and shall contain the “Plan of Distribution” set forth in Exhibit B hereto (unless otherwise directed by all of the Holders). Notwithstanding anything to the contrary contained herein, in no event shall the Company be permitted to name any Holder or Affiliate or investment adviser of a Holder as an underwriter without the prior written consent of such Holder.

(b) Notwithstanding the registration obligations set forth in Section 2.1(a), if the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly inform each of the Holders thereof and use its reasonable efforts to file amendments to the initial Registration Statement as required by the Commission, covering the maximum number of Registrable Securities permitted to be registered by the Commission, on Form S-3 or such other form available to register for resale the Registrable Securities as a secondary offering, subject to the provisions of Section 2.1(f); with respect to filing on Form S-3 or other appropriate form, and subject to the provisions of Section 2.1(e) with respect to the payment of liquidated damages; provided, however, that prior to filing such amendment, the Company shall be obligated to use diligent efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, Compliance and Disclosure Interpretation 612.09.

(c) Notwithstanding any other provision of this Agreement and subject to the payment of liquidated damages pursuant to Section 2.1(e), if the Commission or any SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the registration of all or a greater portion of Registrable Securities), unless otherwise directed in writing by a Holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will be reduced as follows:

(i) First, the Company shall reduce or eliminate any securities to be included other than Registrable Securities; and

(ii) Second, the Company shall reduce Registrable Securities represented by the Shares (applied to the Holders on a pro rata basis based on the total number of unregistered Shares held by such Holders).

(d) In the event of a cutback hereunder, the Company shall give each Holder at least five (5) Trading Days prior written notice along with the calculations as to such Holder’s allotment of Registrable Securities to be registered on such Registration Statement. In the event the Company amends the initial Registration Statement in accordance with the foregoing, the Company will use its reasonable efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the initial Registration Statement, as amended.

(e)

(i) If the initial Registration Statement covering the Registrable Securities is not filed with the SEC on or prior to the Filing Date, the Company will make pro rata payments to each Holder then holding Registrable Securities, as liquidated damages and not as a penalty (the “Registration Liquidated Damages”), in an amount equal to one percent (1.0%) of the aggregate amount invested by such Holder for the initial day of failure to file such Registration Statement by the Filing Date and for each subsequent 30-day period (pro rata for any portion thereof) thereafter for which no such Registration Statement is filed with respect to the Registrable Securities. Such payments shall be made to each Holder then holding Registrable Securities in cash no later than ten (10) Business Days after the end of the date of the initial failure to file such Registration Statement by the Filing Date and each subsequent 30-day period (pro rata for any portion thereof) until such Registration Statement is filed with respect to the Registrable Securities. Interest shall accrue at the rate of one percent (1.0%) per month (or such lesser maximum amount that is permitted to be paid by applicable law) on any such liquidated damages payments that shall not be paid by the applicable payment date until such amount is paid in full.

(ii) If (A) the initial Registration Statement is not declared effective by the Commission or otherwise becomes effective prior by the Effectiveness Date, or (B) after the initial Registration Statement has been declared effective by the Commission or otherwise becomes effective, sales cannot be made pursuant to such Registration Statement for any reason (including, without limitation, by reason of a stop order or the Company’s failure to update such Registration Statement), but excluding any Deferral Period (as defined below) or the inability of any Holder to sell the Registrable Securities covered thereby due to market conditions (each of (A) and (B), a “Maintenance Failure”), then the Company will make pro rata payments to each Holder then holding Registrable Securities, as liquidated damages and not as a penalty (the “Effectiveness Liquidated Damages” and together with the Registration Liquidated Damages, the “Liquidated Damages”), in an amount equal to one percent (1.0%) of the aggregate amount invested by such Holder for the Registrable Securities then held by such Holder for the initial day of a Maintenance Failure and for each 30-day period (pro rata for any portion thereof) thereafter until the Maintenance Failure is cured. The Effectiveness Liquidated Damages shall be paid monthly within ten (10) Business Days of the end of the date of such Maintenance Failure and each subsequent 30-day period (pro rata for any portion thereof). Such payments shall be made to each Holder then holding Registrable Securities in cash. Interest shall accrue at the rate of one percent (1.0%) per month (or such lesser maximum amount that is permitted to be paid by applicable law) on any such liquidated damages payments that shall not be paid by the applicable payment date until such amount is paid in full.

(iii) The parties agree that notwithstanding anything to the contrary herein or in the Purchase Agreement, no Liquidated Damages shall be payable with respect to any period after the expiration of the Effectiveness Period (it being understood that this sentence shall not relieve the Company of any Liquidated Damages accruing prior to the expiration of the Effectiveness Period), and in no event shall the aggregate amount of Liquidated Damages payable to a Holder exceed, in the aggregate, six percent (6.0%) of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement.

(f) The Registration Statement referred to in Section 2.1(a) shall be on Form S-3ASR. In the event that Form S-3ASR or Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on such other form as is available to the Company and (ii) so long as Registrable Securities remain outstanding, promptly following the date (the “Qualification Date”) upon which the Company becomes eligible to use a registration statement on Form S-3 to register the Registrable Securities for resale, but in no event more than thirty (30) days after the Qualification Date, file a registration statement on Form S-3 covering the Registrable Securities (or a post-effective amendment on Form S-3 to a registration statement on Form S-1) (a “Shelf Registration Statement”) and use commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective as promptly as practicable thereafter; provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Shelf Registration Statement covering the Registrable Securities has been declared effective by the Commission.

(g) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective under the Securities Act during the Effectiveness Period; cause the related prospectus to be amended or supplemented by any required prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; respond as promptly as practicable to any comments received from the Commission with respect to the Registration Statement or any amendment thereto; and comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such prospectus as so supplemented.

(h) At the time the Registration Statement becomes effective, each Holder shall be named as a selling securityholder in the Registration Statement and the related prospectus in such a manner as to permit such Holder to deliver such prospectus to purchasers of Registrable Securities included in the Registration Statement in accordance with applicable law, subject to the terms and conditions hereof. The Company shall promptly notify the Holders of Registrable Securities (i)(A) when a Registration Statement, a prospectus or any prospectus supplement or pre-or post-effective amendment to the Registration Statement is filed; (B) if applicable, when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement, and if requested by such Holders, furnish to them a copy of such comments and the Company’s responses thereto and (C) with respect to the Registration Statement or any post-effective amendment filed by the Company, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or prospectus or for additional information of the Company; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities of the Company for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event that makes any statement made in the Registration Statement or prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, prospectus or other documents so that, in the case of such Registration Statement or the prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that in no event shall any such notice contain any information which would constitute material, non-public information regarding the Company or any of its subsidiaries.

(i) Use its reasonable efforts to avoid the issuance of, and, if issued, to obtain the withdrawal of, (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any U.S. jurisdiction.

(j) If requested by the Holders of a majority of the Registrable Securities, (i) promptly incorporate in a prospectus supplement or post-effective amendment to the Registration Statement such information as such Holders reasonably request to be included therein unless the inclusion of such information would reasonably be expected to expose the Company to liability under federal and state securities laws and regulations and (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment.

(k) Furnish to each Holder, without charge and upon request, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, and, to the extent requested by such Person, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission, provided, that the Company shall have no obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR system.

(l) Promptly deliver to each Holder, without charge, as many copies of the prospectus or prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and the Company hereby consents to the use of such prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such prospectus and any amendment or supplement thereto to the extent permitted by federal and state securities laws and regulations.

(m) Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities of the Company to be sold pursuant to a Registration Statement.

(n) Upon the occurrence of any event contemplated by Section 2.1(h)(v), as promptly as practicable prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(o) Use its reasonable efforts to cause all Registrable Securities relating to the Registration Statement to be listed on the Nasdaq Global Select Market or any subsequent securities exchange, quotation system or market, if any, on which similar securities issued by the Company are then listed or traded.

(p) The Company may require each selling Holder to furnish to the Company information regarding such Holder and the distribution of such Registrable Securities as is required by law to be disclosed in the Registration Statement, and the Company may exclude from such registration the Registrable Securities of any such Holder who fails to furnish such information within 15 days after receiving such request.

(q) If (i) there is material non-public information regarding the Company which the Company’s board of directors reasonably determines not to be in the Company’s best interest to disclose and which the Company is not otherwise required to disclose, (ii) there is a significant business opportunity (including, but not limited to, the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar transaction) available to the Company which the Company’s board of directors reasonably determines not to be in the Company’s best interest to disclose, or (iii) the Company’s board of directors reasonably determines that it is necessary to amend or supplement the affected Registration Statement so that such Registration Statement shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, then the Company may postpone or suspend the use of any Registration Statement, for a period (a “Deferral Period”) not to exceed 60 consecutive days, provided that the Company may not postpone or suspend its obligation under this Section 2.1(q) for more than 90 days in the aggregate during any 12-month period; provided, however, that no such postponement or suspension by the Company shall be permitted for more than one 60-day period, arising out of the same set of facts, circumstances or transactions; provided, further, that the Company shall promptly (a) notify each Holder in writing of the commencement of a Deferral Period, but shall not (without the prior written consent of a Holder) disclose to such Holder any material non-public information giving rise to a Deferral Period, (b) advise the Holders in writing to cease all sales under such Registration Statement until the end of the Deferral Period and (c) use commercially reasonable efforts to terminate a Deferral Period as promptly as practicable.

(r) The Company shall use its reasonable efforts to register or qualify, or cooperate with the Holders of the Registrable Securities included in the Registration Statement in connection with the registration or qualification of, the resale of the Registrable Securities under applicable securities or “blue sky” laws of such states of the United States as any such Holder requests in writing and to do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action that would subject it to general service of process or to taxation in any jurisdiction to which it is not then so subject.

(s) The Company will comply with all rules and regulations of the Commission to the extent and so long as they are applicable to the Registration Statement and will make generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the Company’s first fiscal quarter commencing after the effective date of the Registration Statement.

2.2 Holder Obligations.

(a) At least five Business Days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Holder in writing of the information the Company requires from each such Holder if such Holder elects to have any of such Holder’s Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Holder that (i) such Holder furnish to the Company such information regarding itself and the Registrable Securities held by it as shall be reasonably required to effect the effectiveness of the registration of such Registrable Securities, and (ii) the Holder execute such documents in connection with such registration as the Company may reasonably request

(b) Each Holder covenants and agrees by its acquisition of such Registrable Securities that (i) it will not sell any Registrable Securities under the Registration Statement until it has received copies of the prospectus as then amended or supplemented as contemplated in Section 2.1(l) and notice from the Company that such Registration Statement and any post-effective amendments thereto have become effective as contemplated by Section 2.1(h) and (ii) it and its officers, directors or Affiliates, if any, will comply with the prospectus delivery requirements of the Securities Act as applicable to them in connection with sales of Registrable Securities pursuant to the Registration Statement.

(c) Upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 2.1(h)(ii), 2.1(h)(iii), 2.1(h)(iv), 2.1(h)(v) or 2.1(q), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemented prospectus and/or amended Registration Statement contemplated by Section 2.1(n), or until it is advised in writing by the Company that the use of the applicable prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such prospectus or Registration Statement.

ARTICLE III

REGISTRATION EXPENSES

3.1 Registration Expenses. All reasonable fees and expenses incident to the performance of or compliance with this Agreement by the Company (excluding underwriters’ discounts and commissions and all fees and expenses of legal counsel, accountants and other advisors for any Purchaser except as specifically provided below), except as and to the extent specified in this Section 3.1, shall be borne by the Company whether or not a Registration Statement is filed by the Company or becomes effective and whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the Nasdaq Global Select Market and each other securities exchange or market on which Registrable Securities are required hereunder to be listed, (B) with respect to filings required to be made by the Company with the Financial Industry Regulatory Authority and (C) in compliance with state securities or Blue Sky laws by the Company or with respect to Registrable Securities, (ii) messenger, telephone and delivery expenses, printing fees and expenses, (iii) fees and disbursements of counsel for the Company, (iv) Securities Act liability insurance, if the Company so desires such insurance, and (v) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, including, without limitation, the Company’s independent public accountants). In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this

Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any underwriting, broker or similar fees or commissions of any Purchaser or, except to the extent provided for above or in the Transaction Documents, any legal fees or other costs of the Purchasers.

ARTICLE IV

INDEMNIFICATION

4.1 Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, its permitted assignees, officers, directors, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), underwriters, investment advisors, investment managers, partners and employees, each Person who controls any such Holder or permitted assignee (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, and the respective successors, assigns, estate and personal representatives of each of the foregoing, to the fullest extent permitted by applicable law, from and against any and all claims, losses, damages, liabilities, penalties, judgments, costs (including, without limitation, costs of investigation) and expenses (including, without limitation, reasonable attorneys’ fees and expenses) (collectively, “Losses”), arising out of or relating to (1) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus, as supplemented or amended, if applicable, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, or (2) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except (i) to the extent, but only to the extent, that such untrue statements or omissions or alleged untrue statements or omissions are based upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use in such Registration Statement, such prospectus or in any amendment or supplement thereto or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was furnished in writing by such Holder expressly for use therein (it being understood that each Holder has approved Exhibit B hereto for this purpose); or (ii) in the case of an occurrence of an event of the type specified in Section 2.1(h)(ii) through (v) of which the Company has provided notice to the Holder in accordance with this Agreement, the use by a Holder of an outdated or defective prospectus, but only if and to the extent that following such receipt the misstatement or omission giving rise to such Loss would have been corrected; provided, however, that the indemnity agreement contained in this Section 4.1 shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed. The Company shall notify such Holder promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 4.3(a) hereof) and shall survive the transfer of the Registrable Securities by the Holder.

4.2 Indemnification by Holders. Each Holder and its permitted assignees shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, and the respective successors, assigns, estate and personal representatives of each of the foregoing, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any prospectus, as supplemented or amended, if applicable, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission or alleged untrue statement or omission is contained in or omitted from any information regarding such Holder furnished in writing to the Company by such Holder expressly for use in therein, and that such information was reasonably relied upon by the Company for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was furnished in writing by such Holder expressly for use therein

(it being understood that each Holder has approved Exhibit B hereto for this purpose); provided, however, that in no event shall a Holder’s liability pursuant to this Section 4.2, exceed the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation, except in the case of bad faith, gross negligence, recklessness, willful misconduct or fraud by such Holder.

4.3 Conduct of Indemnification Proceedings.

(a) If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

(b) An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, the Indemnifying Party shall be responsible for reasonable fees and expenses of no more than one separate counsel (together with appropriate local counsel) for the Indemnified Parties). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, conditioned or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is or could have been a party, unless such settlement (i) includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any Indemnified Party.

(c) All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid by the Indemnifying Party to the Indemnified Party, as incurred, within 20 Business Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

4.4 Contribution.

(a) If a claim for indemnification under Section 4.1 or 4.2 is unavailable to an Indemnified Party, including because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying, Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 4.3, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

(b) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 4.4, no Holder shall be required to contribute, in the aggregate with any amount payable under Section 4.2, any amount in excess of the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such obligation. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(c) The indemnity and contribution agreements contained in this Article IV are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

ARTICLE V

MISCELLANEOUS

5.1 Effectiveness. The Company’s obligations hereunder shall be conditioned upon the occurrence of the Closing under the Purchase Agreement, and this Agreement shall not be effective until such Closing. If the Purchase Agreement shall be terminated prior to the Closing, then this Agreement shall be void and of no further force or effect (and no party hereto shall have any rights or obligations with respect to this Agreement).

5.2 Remedies. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each non-breaching Holder and Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

5.3 Entire Agreement; Amendment. This Agreement and the other Transaction Documents contain the entire understanding and agreement of the parties with respect to the matters covered hereby and, except as specifically set forth herein or therein, neither the Company nor any Holder make any representation, warranty, covenant or undertaking with respect to such matters, and they supersede all prior understandings and agreements with respect to said subject matter, all of which are merged herein. This Agreement and any term hereof may be amended, terminated or waived only with the written consent of the Company and the Holders of at least a majority of all outstanding Registrable Securities then held by all Holders. Any amendment or waiver effected in accordance with this Section 5.3 shall be binding upon each Holder (and their permitted assigns); provided that, (a) if any amendment, modification or waiver disproportionately and adversely impacts a Holder (or group of Holders), the consent of such disproportionately impacted Holder (or group of Holders) shall be required and (b) the consent of each Holder shall be required for any amendment, modification or waiver with respect to the definitions of “Effectiveness Date” and “Filing Date”, Section 2.1(e), Article IV or this Section 5.3.

5.4 No Inconsistent Agreements. The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company’s securities under any agreement in effect on the date hereof.

5.5 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via email at the email address specified in this Section prior to 4:00 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via email at the email address specified in this Section on a day that is not a

Trading Day or later than 4:00 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of deposit with a nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses and email addresses for such notices and communications are those set forth below, or such other address or email address as may be designated in writing hereafter, in the same manner, by any such Person:

If to the Company:

Crinetics Pharmaceuticals, Inc.

6055 Lusk Boulevard

San Diego, CA 92121

Telephone:

Attention: President and Chief Executive Officer

Email:

with copies (which copies shall not constitute notice to the Company) to:

Morrison & Foerster LLP

12531 High Bluff Drive, Suite 100

San Diego, CA 92130

Telephone:

Attention: Jim Krenn

Email:

If to a Purchaser:

To its address as set forth on Schedule 1 hereto.

5.6 Waivers. No waiver by either party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

5.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns and shall inure to the benefit of each Holder and its successors and assigns, except that the Indemnified Parties are express third party beneficiaries of the provisions of Article IV, entitled to enforce such provisions as if a party thereto. The Company may not assign this Agreement or any of its rights or obligations hereunder without the prior written consent of the Holders of at least a majority of all Registrable Securities then outstanding.

5.8 Assignment of Registration Rights. The rights of each Holder hereunder, including the right to have the Company register for resale Registrable Securities in accordance with the terms of this Agreement, shall be assignable by each Holder of all or a portion of the Registrable Securities if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the Registrable Securities with respect to which such registration rights are being transferred or assigned to such transferee or assignee, (iii) following such transfer or assignment the further disposition of such securities by the transferee or assignees is restricted under the Securities Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this Section, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement, and (v) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement. The rights to assignment shall apply to the Holders (and to subsequent) successors and assigns.

5.9 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

5.10 Termination. This Agreement shall terminate at the end of the Effectiveness Period, except that Articles III and IV and this Article V shall remain in effect in accordance with their terms.

5.11 Governing Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the state and federal courts located in the State of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. If any party hereto shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then, the prevailing party in such action or proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

5.12 Counterparts; Execution. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

5.13 Severability. If any provision hereof should be held invalid, illegal or unenforceable in any respect, then, to the fullest extent permitted by law, (a) all other provisions hereof shall remain in full force and effect and shall be liberally construed in order to carry out the intentions of the parties as nearly as may be possible and (b) the parties shall use their best efforts to replace the invalid, illegal or unenforceable provision(s) with valid, legal and enforceable provision(s) which, insofar as practical, implement the purposes of such provision(s) in this Agreement.

5.14 No Piggyback on Registrations; Prohibition on Filing Other Registration Statements. The Company shall not file any other registration statements until all Registrable Securities are registered pursuant to an effective Registration Statement (or if the Registration Statement is not on Form S-3ASR, pursuant to a Registration Statement that is declared effective by the Commission), provided that this Section 5.14 shall not prohibit the Company from filing (i) amendments to registration statements filed prior to the date of this Agreement so long as no new securities are registered on any such existing registration statements and (ii) a registration statement on Form S-8 pursuant to any benefits plans or arrangements existing on the date of this Agreement.

5.15 Independent Nature of Holders’ Obligations and Rights. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Holders are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by this Agreement or any other matters, and the Company acknowledges that the Holders are not acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or transactions. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose. The use of a single agreement with respect to the obligations of the Company contained was solely in the control of the Company, not the action or decision of any Holder, and was done solely for the convenience of the Company and not because it was required or requested to do so by any Holder. It is expressly understood and agreed that each provision contained in this Agreement is between the Company and a Holder, solely, and not between the Company and the Holders collectively and not between and among Holders.

5.16 Headings; Rules of Construction. The headings in this Agreement are for convenience only, do not constitute a part of the Agreement and shall not be deemed to limit or affect any of the provisions hereof. Unless otherwise indicated or the context otherwise requires, (a) all references to Sections, Schedules or Exhibits are to Sections, Schedules, Appendices or Exhibits contained in or attached to this Agreement, (b) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter, (c) the words “hereof,” “herein” and words of similar effect shall reference this Agreement in its entirety, and (d) the use of the word “including” in this Agreement shall be by way of example rather than limitation.

[remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

CRINETICS PHARMACEUTICALS, INC.

By:	/s/ Marc Wilson
Name:	Marc Wilson
Title:	Chief Financial Officer

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

EcoR1 Capital Fund, L.P.

By: EcoR1 Capital, LLC, its General Partner

By:	/s/ Oleg Nodelman
Name:	Oleg Nodelman
Title:	Manager

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

EcoR1 Capital Fund Qualified, L.P.

By: EcoR1 Capital, LLC, its General Partner

By:	/s/ Oleg Nodelman
Name:	Oleg Nodelman
Title:	Manager

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Invus Public Equities, L.P.

By:	/s/ Khalil Barrage
Name:	Khalil Barrage
Title:	Vice President of the General Partner

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

JANUS HENDERSON GLOBAL LIFE SCIENCES FUND,

By: Janus Henderson Investors US LLC, its investment adviser

By:	/s/ Andrew Acker
Name:	Andrew Acker
Title:	Authorized Signatory

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

JANUS HENDERSON CAPITAL FUNDS PLC – JANUS HENDERSON GLOBAL LIFE SCIENCES FUND,

By: Janus Henderson Investors US LLC, its investment adviser

By:	/s/ Andrew Acker
Name:	Andrew Acker
Title:	Authorized Signatory

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

JANUS HENDERSON BIOTECH INNOVATION MASTER FUND LIMITED,

By: Janus Henderson Investors US LLC, its investment adviser

By:	/s/ Andrew Acker
Name:	Andrew Acker
Title:	Authorized Signatory

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Point72 Associates, LLC

By:	/s/ Jason Colombo
Name:	Jason Colombo
Title:	Authorized Person

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

EACH OF THE FUNDS AND ACCOUNTS SET FORTH IN SCHEDULE A HERETO, severally and not jointly

By: T. ROWE PRICE ASSOCIATES, INC., as investment adviser or investment sub-adviser

By:	/s/ Andrew Baek
Name:	Andrew Baek
Title:	VP, Managing Legal Counsel

[Signature Page to Registration Rights Agreement]

Schedule A

Name of Purchaser

T. Rowe Price Health Sciences Fund, Inc.

TD Mutual Funds - TD Health Sciences Fund

T. Rowe Price Health Sciences Portfolio

T. Rowe Price New Horizons Fund, Inc.

New York City Deferred Compensation Plan

T. Rowe Price New Horizons Trust

T. Rowe Price U.S. Equities Trust

T. Rowe Price Multi-Strategy Total Return Fund, Inc.

T. Rowe Price Integrated U.S. Small-Mid Cap Core Equity Fund

T. Rowe Price Integrated U.S. Small-Cap Growth Equity Fund

Brighthouse Funds Trust II - T. Rowe Price Small Cap Growth Portfolio

KeyCorp 401(k) Savings Plan

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

First Light Focus Fund, LP

By:	/s/ Mathew P. Arens
Name:	Mathew P. Arens
Title:	Managing Member

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

First Light Genesis+ Fund, LP

By:	/s/ Mathew P. Arens
Name:	Mathew P. Arens
Title:	Managing Member of the GP

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Belmont Harbor Master Fund, LP

By:	/s/ Mathew P. Arens
Name:	Mathew P. Arens
Title:	Portfolio Manager of Sub-Advisor

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

First Light Prism Fund, LP

By:	/s/ Mathew P. Arens
Name:	Mathew P. Arens
Title:	Managing Member of the GP

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Paradigm BioCapital International Fund Ltd.

By:	/s/ David Kim
Name:	David Kim
Title:	Authorized Signatory

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Paradigm BioCapital Advisors LP*

By:	/s/ David Kim
Name:	David Kim
Title:	COO/CCO

*	As discretionary investment manager on behalf of a separate account client solely with respect to the assets for which Paradigm BioCapital Advisors LP acts as its investment manager.

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Perceptive Life Sciences Master Fund, Ltd.

By: Perceptive Advisors

By:	/s/ James Mannix
Name:	James Mannix
Title:	COO

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

DRIEHAUS LIFE SCIENCES MASTER FUND, L.P.

By:	/s/ Janet McWilliams
Name:	Janet McWilliams
Title:	General Counsel of Driehaus Capital Management LLC, its investment adviser

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

DRIEHAUS LIFE SCIENCES (QP) FUND, L.P.

By:	/s/ Janet McWilliams
Name:	Janet McWilliams
Title:	General Counsel of Driehaus Capital Management LLC, its investment adviser

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

DESTINATIONS MULTI STRATEGY ALTERNATIVES FUND

By:	/s/ Janet McWilliams
Name:	Janet McWilliams
Title:	General Counsel of Driehaus Capital Management LLC, its investment sub-adviser

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

DRIEHAUS EVENT DRIVEN FUND

By:	/s/ Janet McWilliams
Name:	Janet McWilliams
Title:	General Counsel of Driehaus Capital Management LLC, its investment adviser

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Rock Springs Capital Master Fund LP by Rock Springs GP LLC, its general partner

By:	/s/ Kris Jenner
Name:	Kris Jenner
Title:	Member

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Four Pines Master Fund LP by Rock Springs Capital GP, LLC, its general partner

By:	/s/ Kris Jenner
Name:	Kris Jenner
Title:	Member

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

FRANKLIN STRATEGIC SERIES – FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

BY: FRANKLIN ADVISERS, INC., AS INVESTMENT MANAGER

By:	/s/ Evan McCulloch
Name:	Evan McCulloch
Title:	VP

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

FRANKLIN TEMPLETON INVESTMENT FUNDS – FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

BY: FRANKLIN ADVISERS, INC., AS INVESTMENT MANAGER

By:	/s/ Evan McCulloch
Name:	Evan McCulloch
Title:	VP

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Adage Capital Partners LP

By:	/s/ Dan Lehan
Name:	Dan Lehan
Title:	Chief Operating Officer

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

GordonMD Long Biased Master Fund LP

By: Michael Kostolansky

By:	/s/ Michael Kostolansky
Name:	Michael Kostolansky
Title:	COO

[Signature Page to Registration Rights Agreement]

SCHEDULE 1

Schedule of Purchasers

Name of Purchaser and Address/Contact Information	Shares Purchased	Share Purchase Price
EcoR1 Capital Fund, L.P.	127,071	$5,336,982
EcoR1 Capital Fund Qualified, L.P.	2,015,787	$84,663,054
Invus Public Equities, L.P.	1,190,477	$50,000,034
Janus Henderson Global Life Sciences Fund	300,000	$12,600,000
Janus Henderson Capital Funds PLC - Janus Henderson Global Life Sciences Fund	228,572	$9,600,024
Janus Henderson Biotech Innovation Master Fund Limited	185,714	$7,799,988
Point72 Associates, LLC	714,286	$30,000,012
T. Rowe Price Health Sciences Fund, Inc.	260,148	$10,926,216
TD Mutual Funds - TD Health Sciences Fund	22,350	$938,700
T. Rowe Price Health Sciences Portfolio	12,436	$522,312
T. Rowe Price New Horizons Fund, Inc.	180,126	$7,565,292
New York City Deferred Compensation Plan	6,553	$275,226
T. Rowe Price New Horizons Trust	34,115	$1,432,830
T. Rowe Price U.S. Equities Trust	1,375	$57,750
T. Rowe Price Multi-Strategy Total Return Fund, Inc.	34	$1,428
T. Rowe Price Integrated U.S. Small-Mid Cap Core Equity Fund	2,482	$104,244
T. Rowe Price Integrated U.S. Small-Cap Growth Equity Fund	116,422	$4,889,724
Brighthouse Funds Trust II - T. Rowe Price Small Cap Growth Portfolio	17,912	$752,304
KeyCorp 401(k) Savings Plan	1,498	$62,916
First Light Focus Fund, LP	318,770	$13,388,340
First Light Gensis+ Fund, LP	42,000	$1,764,000
Belmont Harbor Master Fund, LP	42,950	$1,803,900
First Light Prism Fund, LP	91,900	$3,859,800
Paradigm BioCapital International Fund Ltd.	412,898	$17,341,716
Paradigm BioCapital Advisors LP*	63,293	$2,658,306
Perceptive Life Sciences Master Fund, Ltd.	476,191	$20,000,022
Driehaus Life Sciences Master Fund, L.P.	177,107	$7,438,494
Driehaus Life Sciences (QP) Fund, L.P.	60,989	$2,561,538
Destinations Multi Strategy Alternatives Fund	102,962	$4,324,404
Driehaus Event Driven Fund	75,609	$3,175,578
Rock Springs Capital Master Fund LP	250,000	$10,500,000
Four Pines Master Fund LP	39,400	$1,654,800
Franklin Strategic Series – Franklin Biotechnology Discovery Fund	98,004	$4,116,168
Franklin Templeton Investment Funds – Franklin Biotechnology Discovery Fund	187,711	$7,883,862
Adage Capital Partners LP	238,096	$10,000,032
GordonMD Long Biased Master Fund LP	238,096	$10,000,032

Total:	8,333,334	$350,000,028

*	As discretionary investment manager on behalf of a separate account client solely with respect to the assets for which Paradigm BioCapital Advisors LP acts as its investment manager.

EXHIBIT A

CRINETICS PHARMACEUTICALS, INC.

FORM OF SELLING SECURITYHOLDER QUESTIONNAIRE

Reference is made to that certain registration rights agreement (the “Registration Rights Agreement”), dated as of February 27, 2024, by and among Crinetics Pharmaceuticals, Inc. (the “Company”), and the Purchasers named therein. Capitalized terms used and not defined herein shall have the meanings given to such terms in the Registration Rights Agreement.

The undersigned Holder (the “Selling Securityholder”) of the Registrable Securities is providing this Selling Securityholder Questionnaire pursuant to Section 2.2(a) of the Registration Rights Agreement. The Selling Securityholder hereby acknowledges its indemnity obligations pursuant to Section 4.2 of the Registration Rights Agreement.

The Selling Securityholder provides the following information to the Company and represents and warrants that such information is accurate and complete:

(1)	(a) Full Legal Name of Selling Securityholder:

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities listed in (3) below are held:

(c)	Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in (3) below are held:

(2)	Address for Notices to Selling Securityholder:

Telephone (including area code):

Fax (including area code):

Contact Person:

(3)	Beneficial Ownership of Registrable Securities:

(a)	Type and Principal Amount/Number of Registrable Securities beneficially owned:

(b)	CUSIP No(s). of such Registrable Securities beneficially owned:

(4)	Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder:

Except as set forth below in this Item (4), the Selling Securityholder is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item (3).

(a)	Type and Amount of Other Securities beneficially owned by the Selling Securityholder:

(b)	CUSIP No(s). of such Other Securities beneficially owned:

(5)	Relationship with the Company:

Except as set forth below, neither the Selling Securityholder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

(6)	Is the Selling Securityholder a registered broker-dealer?

Yes ☐

No ☐

If “Yes”, please answer subsection (a) and subsection (b):

(a)	Did the Selling Securityholder acquire the Registrable Securities as compensation for underwriting/broker-dealer activities to the Company?

Yes ☐

No ☐

(b)	If you answered “No” to question 6(a), please explain your reason for acquiring the Registrable Securities:

(7)	Is the Selling Securityholder an affiliate of a registered broker-dealer?

Yes ☐

No ☐

If “Yes”, please identify the registered broker-dealer(s), describe the nature of the affiliation(s) and answer subsection (a) and subsection (b):

(a)	Did the Selling Securityholder purchase the Registrable Securities in the ordinary course of business (if no, please explain)?

Yes ☐

No ☐

(b)

Did the Selling Securityholder have an agreement or understanding, directly or indirectly, with any person to distribute the Registrable Securities at the same time the Registrable Securities were originally purchased (if yes, please explain)?

Yes ☐

No ☐

(8)	Is the Selling Securityholder a non-public entity?

Yes ☐

No ☐

If “Yes”, please answer subsection (a):

(a)	Identify the natural person or persons that have voting or investment control over the Registrable Securities that the non-public entity owns:

(9)	Plan of Distribution:

The Selling Securityholder (including its transferees, donees, pledgees and other successors in interest) intends to distribute the Registrable Securities listed above in Item (3) pursuant to the Registration Statement in accordance with the Plan of Distribution attached as Exhibit B to the Registration Rights Agreement.

Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify the Selling Securityholder against certain liabilities.

In accordance with the Selling Securityholder’s obligation under the Registration Rights Agreement to provide such information as may be required by law or by the staff of the SEC for inclusion in the Registration Statement, the Selling Securityholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at anytime prior to the date the Registration Statement is effective. All notices to the Selling Securityholder pursuant to the Registration Rights Agreement shall be made as set forth in Section 5.5 of the Registration Rights Agreement.

By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (8) above and the inclusion of such information in the Registration Statement and the related Prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related Prospectus.

Once this Selling Securityholder Questionnaire is executed by the undersigned and received by the Company, the terms of this Selling Securityholder Questionnaire, and the representations, warranties and agreements contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the undersigned with respect to the Registrable Securities beneficially owned by the undersigned and listed in Item (3) above. This Selling Securityholder Questionnaire shall be governed by and construed in accordance with the laws of the State of New York without regard to choice of laws or conflicts of laws provisions thereof that would require the application of the laws of any other jurisdiction.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Selling Securityholder Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated: ______________

Beneficial Owner
By:
Name:
Title:

PLEASE RETURN THE COMPLETED AND EXECUTED

SELLING SECURITYHOLDER QUESTIONNAIRE TO THE COMPANY AT:

Crinetics Pharmaceuticals, Inc.

6055 Lusk Boulevard

San Diego, CA 92121

Telephone:

Attention: President and Chief Executive Officer

Email:

With a copy (which shall not constitute notice) to:

Morrison & Foerster LLP

12531 High Bluff Drive, Suite 100

San Diego, CA 92130

Telephone:

Attention: Jim Krenn

Email:

EXHIBIT B

PLAN OF DISTRIBUTION

The selling stockholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock or interests in shares of common stock received after the date of this prospectus from the selling stockholders as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of its shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

The selling stockholders may use any one or more of the following methods when disposing of shares or interests therein:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	short sales;

•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted by applicable law.

The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by the selling stockholders and, if the selling stockholders default in the performance of its secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, as amended (the “Securities Act”), amending the selling stockholders list to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees, donees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The aggregate proceeds to the selling stockholders from the sale of the common stock offered by the selling stockholders will be the purchase price of the common stock less discounts or commissions, if any. The selling stockholders reserves the right to accept and, together with its agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering.

The selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act of 1933, provided that the selling stockholders meet the criteria and conforms to the requirements of that rule.

To the extent required, the shares of our common stock to be sold, the name of the selling stockholders, the respective purchase price and public offering price, the names of any agents or dealers, and any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Securities Exchange Act of 1934, as amended, may apply to sales of shares in the market and to the activities of the selling stockholders and its affiliates. In addition, to the extent applicable, we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

We have agreed to indemnify the selling stockholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.

We have agreed with the selling stockholders to use reasonable efforts to cause the registration statement of which this prospectus constitutes a part effective and to remain continuously effective until the earlier of (1) such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with such registration statement or (2) the date on which all of the shares may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 of the Securities Act and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144 of the Securities Act.